EXHIBIT 10.1


                           IONIC FUEL TECHNOLOGY, INC.

                           INCENTIVE STOCK OPTION PLAN

                                       AND

                         NONSTATUTORY STOCK OPTION PLAN


         1.  Name, Effective Date and Purpose.

         (a) This Plan document is intended to implement and govern two separate stock option plans of IONIC FUEL TECHNOLOGY, INC. (The "Company"): the Incentive Stock Option Plan ("Plan A") and the Nonstatutory Stock
         Option Plan ("Plan B"). Plan A provides for the granting of options that are intended to qualify as incentive stock options ("Incentive Stock Options") within the meaning of Section 422A(b) of the Internal Revenue Code of 1986, as amended (the "Code"). Plan B provides for the granting of options that are not intended to so qualify. Unless otherwise specified, all the provisions of this plan relate equally to both Plan A and Plan B and are condensed for convenience into one document.

         2.  Administration.

  (a) The Plan shall be administered by the Board of Directors of the Company (the "Board").

         (b) The Board shall have sole authority, in its absolute discretion, to determine which of the eligible persons of the Company and its affiliated companies shall receive Options ("Optionees"), and, subject to the express provisions and restrictions of this Plan, to determine the time when Options shall be granted, the terms and conditions of an Option other than the terms and conditions fixed under this Plan, the number of shares which may be issued upon exercise of an Option and the means of payment for such shares, and shall be issued upon exercise of an Option and the means of payment for such shares, and shall have authority to do everything necessary or appropriate to administer this Plan. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees.

         (c) The Board shall have the authority to delegate some or all of the powers granted to it pursuant to Section 2 to a committee appointed by the Board and consisting of not less than three (3) members of the Board (the "Committee").

 (d) Aggregate limitations with respect to the participation of directors and officers in the plan:

      (i) No more than 25,000 shares of Common Stock may be optioned and sold to directors of the Company under the Plans in the

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         aggregate.

                  (ii) No more than 200,000 shares of Common Stock may be optioned and sold to non-director officers and employees of the Company under the Plans in the aggregate.

         3.  Eligibility.

         (a) Plan A: The Board of the Committee, if so authorized by the Board, may in its discretion, grant one or more options under Plan A to any key management employee of the Company or any of its affiliated companies, including any employee who is a director of the Company or any of its affiliated companies presently existing or hereafter organized or acquired. Such options may be granted to one or more such employees without being granted to other eligible employees, as the Board may deem fit.

         (b) Plan B: The Board of the Committee if so authorized by the Board, may in its discretion grant one or more Options under Plan B to any key management employee, any non-employee director of the Company or any of its affiliated companies, including any employee who is a director of the Company or any of its affiliated companies presently existing or hereinafter organized or any person who performs consulting services for the Company or any of its affiliated companies and is designated by the Board as eligible to participate in Plan B. Such options may be granted to one or more such persons without being granted to other eligible persons, as the Board may deem it.

         4.  Stock to be Optioned.

         (a) The maximum aggregate number of shares which may be optioned and sold under Plan A and Plan B is 225,000 (Two Hundred and Twenty-Five Thousand) shares of authorized Common Stock of the Company.

         (b) Shares of Common Stock that (i) are repurchased by the Company after issuance hereunder pursuant to the exercise of an Option, or (ii) are not purchased by the Optionee prior to the expiration or termination of the applicable Option, shall again become available to be covered by Options to be issued hereunder and shall not, as of the effective date of such repurchase or expiration, be counted as counted as covered by an outstanding Option for purposes of the above-described number of shares which may be optioned hereunder.

         5.  Option Price.

                  The option price for shares of Common Stock to be optioned either under Plan A or Plan B shall be 100% of the fair market value of such shares on the date on which the Option covering such shares is granted by the Board or the Committee if so authorized, except where a higher price is required by the Code. The fair market value of shares of Common Stock for all purposes of this Plan is to be determined by the Board or the committee is so authorized in its sole discretion, exercised in good faith.


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         6.  Terms of Plan.

                  The Plans shall become effective on December 1, 1992 and shall continue in effect until November 30, 2002 unless terminated earlier by the Board. No Option may be granted hereunder after November 30, 2002.

         7.  Exercise of Options.

                  The Board, or the Committee if so authorized, may determine the time or times at which any option granted under the Plans may be exercised, and may accelerate the time at which all or part of an Option may be exercised. No Option shall have a term of more than ten
         (10) years.

         8.  Effect of Death or Other Termination of Employment.

         (a) If an option holder dies while employed by the corporation or a subsidiary and without having fully exercised any then existing option, his estate or the legatees or distributees of his estate or of the option, as the case may be, shall have the right to purchase under the option the number of shares, if any, which the option holder was entitled to purchase as of the date of death at any time within 12 months following the date of death, but not beyond that time and in no event later than the expiration date of the option.

         (b) If an option holder's employment with the corporation and its subsidiaries is terminated by reason of his complete on or after he reaches the age of 60 years in such manner as would entitled him to receive full Social Security benefits if he were then 65 years of age, without his having fully exercised any existing option, the option holder shall have the right to purchase under the option the number of shares, if any, which he is entitled to purchase at the time of such retirement at any time within 3 months following such retirement date, but not beyond that time and in no event any later than the expiration date of the option.

         (c) If any option holder's employment with the corporation and its subsidiaries as the case may be, is terminated for any cause designated by the Executive Committee as an "approved termination" by reason of his illness, disability or other incapacity, without his having fully exercised any existing option, the option holder shall have the right to purchase under the option the number of shares, if any, which he is entitled to purchase at the time of such approved termination any time within 3 months following the effective date of such termination of employment, but not beyond that time and in no event later than the expiration date of the option.

         (d) If an option holder's employment with the corporation and its subsidiaries, as the case may be, is terminated for any reason other than set forth in paragraph (a), (b), or (c) above, whether such termination be voluntary or involuntary, without his having fully exercised any existing option, the option shall be cancelled and he shall have no further rights to exercise any such option and all his rights thereunder shall terminate as of the effective date of such termination of employment.


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         9.  Exercise of Options.

                  An option shall be deemed exercised when written notice of such exercise has been given to the Company at its principal business office by the person entitled to exercise the Option and full payment in cash (or shares of Common Stock in accordance with this Plan) for the shares with respect to which the Option has been received by the Company.

         10.  Shareholder Approval.

                  The grant of Options under this Plan shall be conditioned upon approval of the Plan by the holders of a majority of the outstanding shares of Common Stock.

         11.  Limit on Value of Optioned Shares.

                  The aggregate fair market value (determined as of the date of grant of an Option) of the shares of Common Stock for which Incentive Stock Options are exercisable for the first time by any employee of the Company during any calendar year under all incentive stock option plans of the Company and its parent and subsidiary corporations (as defined under the Code) shall not exceed $100,000. The limitation shall not apply with respect to Options granted under Plan B.

         12.  Exercise with Company Stock.

                  The Board of the Committee if so authorized may provide that, upon exercise of an Option, the Optionee may elect to pay for some or all of the shares of Common Stock underlying the option with shares of Common Stock of the Company previously acquired and owned at the time of exercise by the Optionee, subject to the restrictions and limitations of applicable laws, including the Code, and to such conditions as the Board may impose. The equivalent dollar value of the shares used to effect the purchase shall be the fair market value of the shares on the date of purchase as determined by the Board of the Committee if so authorized, exercised in good faith.

         13.  Stock Option Agreement.

                  The terms and conditions of Options granted under the Plan shall be evidenced by a Stock Option Agreement executed by the Company and the person to whom the Option is granted. Such agreement shall contain such terms and conditions not inconsistent with this Plan as the Board or the Committee if so authorized, shall determine.

         14.  Taxes, Fees and Expenses.

                  The Company shall pay all original issue and transfer taxes but not income taxes, if any, with respect to the grant of Options and/or the issue and transfer of shares pursuant to the exercise of such Options, and all other fees and expenses necessarily incurred in connection therewith.



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         15.  Withholding of Taxes.

                  The grant of Options hereunder and the issuance of Common Stock pursuant to the exercise of such Options is conditioned upon the Company's reservation of the right to withhold, in accordance with the applicable law, from any compensation payable to the Optionee any taxes required to be withheld by federal, state or local law as a result of the grant or exercise of any such Option.

         16.  Amendment or Termination of the Plan.

         (a) The Board may amend this Plan from time to time in such respects as the Board may deem advisable, provided, however, that no such amendment shall operate to (i) affect adversely an Optionee's rights under this Plan with respect to any Option granted hereunder prior to the adoption of such amendment, except as may be necessary in the judgment of counsel to the Company, to comply with any applicable law, (ii) increase the maximum aggregate number of shares which may be optioned and sold under the Plan, (iii) change the manner of determining the option exercise price, (iv) change the classes of persons eligible to receive Options under the Plan, or (v) extend the maximum duration of an Option or the Plan.

         (b) The Board may at any time terminate this Plan. Any such termination of the Plan shall not, without the written consent of the Optionee, alter the terms of Options already granted and such Options shall remain in full force and effect as if this Plan had not been terminated.

         17.  Options Not Transferable.

                  Options granted under this Plan may not be sold, pledged, hypothecated, assigned, encumbered, gifted or otherwise transferred or alienated in any manner, either voluntarily or involuntarily by operation of law, otherwise than by will or the laws of descent and distribution, and may be exercised during the lifetime of the Optionee only by the Optionee.

         18.  Reservation of Shares.

                  The Company will during the term of this Plan at all times receive and keep available such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Plan.


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         19.  Notices.

                  Any notice to be given to the Company pursuant to the provisions of this Plan shall be addressed to the Company in care of its President at its principal executive office, and any notice to be given to an Optionee shall be addressed to him at the address given beneath his signature on his Stock Option Agreement, or such other address as such person may hereafter designate in writing to the Company. Any such notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified, and deposited, postage and fees prepaid, in a post office or branch post office regularly maintained by the Untied States Postal Service.

         20.  Adjustments Upon Changes in Capitalization.

                  If the outstanding shares of Common Stock of the Company are increased, decreased, changed into or exchanged for a different number or kind of shares of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, then upon proper authorization by the Board an appropriate and proportionate adjustment shall be made in the number or kind of shares which may be issued upon exercise of Options granted under the plan; provided, however, that no such adjustment need be made if, upon the advice of counsel, the Board determines that such adjustment may result in the receipt of federally taxable income to holders of Options granted hereunder or the holders of Common Stock or other classes of the Company's securities.

         21.  Representations and Warranties.

                  As a condition to the exercise of any portion of an Option, the Company may require the person exercising such Option to make any representation and/or warranty to the Company as may, in judgment of counsel to the Company, be required under any applicable law or regulation, including but not limited to a representation and warranty that the shares are being acquired only for investment and without any recent intention to sell or distribute such shares if, in the opinion of counsel for the Company, such representation is required under the Securities Act of 1933, as amended, or any other applicable law, regulation or rule of any governmental agency.

         22.  No Enlargement of Employee Rights.

                  This Plan is purely voluntary on the part of the Company, and while the Company hopes to continue it indefinitely, the continuance of the Plan shall not be deemed to constitute a contract between the Company and any employee. Nothing contained in the Plan shall be deemed to give any employee the right to be retained in the employ of the Company or one of its affiliated companies, or to interfere with the right of the Company or any affiliated company to discharge or retire any employee thereof at any time. No employee shall have any right to or interest in Options authorized hereunder prior to the grant of such an Option to such employee, and upon such grant he shall have only such rights and interests as are expressly provided herein, subject, however, to all applicable

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         provisions of the Company's Certificate of Incorporation, as the
 same may
         be amended from time to time.

         23.  Successors and Assigns.

                  This Plan shall be binding on and inure to the benefit of the Company and the employees to whom Options are granted hereunder, and such employees' heirs, executors, administrators, legatees, personal representatives, assignees and transferees.



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